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                           SCHEDULE 14A INFORMATION

       Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                        of 1934 [Amendment No. ______]


Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              SAFETY-KLEEN CORP.
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               (Name of Registrant as Specified in Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  $125 per Exchange Act Rules 0-11(c)(i)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     item 22(a)(2) of Schedule 14A.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:


     (2) Aggregate number of securities to which transaction applies:


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11

     (4) Proposed maximum aggregate value of transaction:


     (5) Total fee paid:


[_]  Fee previously paid with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:_______________________________________________
     (2) Form, Schedule or Registration Statement No.:_________________________
     (3) Filing Party:_________________________________________________________
     (4) Date Filed:___________________________________________________________

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LOGO

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Donald W. Brinckman, Karl G. Otzen and Scott Krill, and any of them are ap-pointed Proxies, with power of substitution, to vote all stock of the under-signed at the Special Meeting of shareholders originally scheduled for February 11, 1998 and adjourned to Wednesday, February 25, 1998, at 3:00 p.m., central time, at the Elgin Community College Business Conference Center, 1700 Spartan Drive, Elgin, Illinois 60123 and at any adjournment or postponement thereof, upon the matter mentioned hereafter, and in their discretion upon such other mat-ters as may properly come before said meeting. Receipt of Notice, dated Janu-ary 6, 1998 of Special Meeting and accompanying Proxy Statement and re-ceipt of Proxy Supplement dated Febru-ary 9, 1998 as acknowledged, and any Proxy previously given is revoked.
P R O X Y
                         COMMENTS: (change of address)

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(If you have written in the above space, please mark the corresponding box on the reverse side of this card)
YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICE BY MARKING THE APPROPRIATE BOX (SEE REVERSE SIDE). YOU NEED NOT MARK ANY BOX IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATION. THE PROXY COMMITTEE CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.
                                  SEE REVERSE
                                      SIDE
                           ^ FOLD AND DETACH HERE ^^

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Please mark your votes as in this example.
                                                                            2897
                                                  ----
 X
WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER MARKED HEREIN BY THE UNDERSIGNED. IF NO MARKING IS MADE AS TO PROPOSAL 1, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1.
           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1.
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                                      FOR
                                    AGAINST
                                    ABSTAIN
1. Approve the Agreement and Plan of Merger dated as of November 20, 1997, which provides for the merger of SK Acquisition Corp., a wholly-owned subsidiary of SK Parent Corp., with and into Safety-Kleen.
Change of Address/Comments on Reverse Side
 Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, give full title as such. If a corporation, sign in full corporate name by President or other authorized officer. If a partnership, sign in partnership name by authorized person.


SIGNATURE(S) _______________________DATE ______________________________________
                           ^ FOLD AND DETACH HERE ^^